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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event Reported): December 30, 2005

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                             BLUE COAT SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)

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           Delaware                    000-28139                91-1715963
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                  Identification Number)

                              420 North Mary Avenue
                           Sunnyvale, California 94085
                                 (408) 220-2200
   (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On December 30, 2005, Blue Coat Systems, Inc. ("Blue Coat") entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Permeo Technologies, Inc., a privately held Delaware corporation ("Permeo"), Pivot Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Blue Coat ("Merger Sub"), and Chris Pacitti, as Stockholders' Representative. Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Permeo, with Permeo surviving as a wholly-owned subsidiary of Blue Coat (the "Merger").

            At the effective time of the Merger, each outstanding share of Permeo Common Stock and Preferred Stock will be exchanged for a number of shares of Blue Coat Common Stock and an amount of cash based on agreed upon stock exchange ratios and cash exchange ratios. Each option to purchase Permeo Common Stock (whether vested or unvested) will be assumed by Blue Coat and will be exercisable for a number of shares of Blue Coat Common Stock at an exercise price adjusted to reflect the cash and stock exchange ratios of the Permeo Common Stock. The various different stock and cash exchange ratios will be based on the average closing price of Blue Coat's Common Stock on the NASDAQ National Market over the ten trading day period ending on and including the trading day that is the third trading day prior to the closing date of the transaction (the "Average Closing Price"), and are subject to adjustment for the different factors described in Article 2 of the Merger Agreement.

            The consideration in the Merger consists of (i) shares of Blue Coat Common Stock, (ii) cash and (iii) a payment under Permeo's Liquidation Bonus Plan. If the Average Closing Price is $45.72 (which represents the closing price of Blue Coat Common Stock on Friday, December 30, 2005), the Aggregate Merger Consideration (as defined in the Merger Agreement) for all of Permeo's securities other than unvested stock options will be approximately $60,800,000, subject to certain adjustments as provided in Article 2 of the Merger Agreement. The Aggregate Merger Consideration will fluctuate based on changes in the Average Closing Price. Unvested stock options are being assumed by Blue Coat in the transaction; the value of unvested stock options is not included in the $60,800,000 amount above. Transaction expenses are also not included in the $60,800,000 amount above. Blue Coat expects to loan Permeo $1,000,000 before the closing of the transaction; the loan will not reduce the Aggregate Merger Consideration.

            The number of shares of Blue Coat Common Stock to be issued in the transaction (including shares reserve for issuance upon the exercise of vested (but not unvested) stock options) will be 1,104,444, less the quotient obtained by dividing twelve percent of the Aggregate Merger Consideration by the Average Closing Price; provided, however, that the number of shares of Blue Coat Common Stock to be issued in the transaction will be subject to adjustment if the Average Closing Price is below $36.00 or above $54.00 as provided in Article 2 of the Merger Agreement. In no event will the number of shares of Blue Coat Common Stock to be issued in the transaction exceed 1,900,000.

            The amount of cash that Blue Coat will issue in the transaction will be $10,300,000, provided, however, that the amount of cash to be issued in the transaction will be subject to adjustment if the Average Closing Price is below $36.00 or above $54.00 and as otherwise provided in Article 2 of the Merger Agreement.

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            Permeo has a Liquidation Bonus Plan under which it has committed to pay twelve percent (12%) of the aggregate merger consideration to certain employees of Permeo. Blue Coat has agreed to assume these obligations and will pay 58% of such obligation in Blue Coat Common Stock (which number is in addition to the shares of Blue Coat Common Stock referred to above) and 42% of such obligation in cash (which amounts are in addition to the $10,300,000 referred to in the previous paragraph).

            The Merger is subject to several conditions, including the approval of the transaction by Permeo's stockholders and other customary closing conditions. The Merger is intended to qualify as a tax-free reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended, and has been approved by the boards of directors of Blue Coat and Permeo. Blue Coat expects to close the Merger in about March 2006.

            The Merger Agreement contains representations, warranties and covenants of Blue Coat and Permeo. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties, including being qualified by disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of Permeo or Blue Coat or any of their respective subsidiaries.

            The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement and the Blue Coat press release dated January 3, 2006, attached hereto as Exhibits 2.1 and 99.1, respectively, and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (d)   EXHIBITS.

            2.1 Agreement and Plan of Merger and Reorganization, dated December 30, 2005, by and among Blue Coat Systems, Inc., Permeo Technologies, Inc., Pivot Acquisition Corp. and Chris Pacitti, as Stockholders' Representative.

            99.1  Press Release, dated January 3, 2006.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BLUE COAT SYSTEMS, INC.

DATE:  January 3, 2006                  By:  /s/  Brian NeSmith
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                                             Brian NeSmith
                                             Chief Executive Officer (Principal
                                             Executive Officer)

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                                INDEX TO EXHIBITS

Exhibit Number                           Description
--------------   ---------------------------------------------------------------
     2.1         Agreement and Plan of Merger and Reorganization, dated December
                 30, 2005, by and among Blue Coat Systems, Inc., Permeo
                 Technologies, Inc., Pivot Acquisition Corp. and Chris Pacitti, as Stockholders' Representative.

     99.1        Press Release, dated January 3, 2006.